UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax Free Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

Item 1. Schedule of Investments.

Schedule of investments (Unaudited)

Delaware Tax-Free USA Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.75%
Corporate Revenue Bonds – 14.32%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	$11,000,000	$8,409,060
6.50% 6/1/47	6,000,000	5,034,180
Chautauqua County, New York Industrial Development Agency (NRG Dunkirk Power Project)
5.875% 4/1/42	2,000,000	2,205,540
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Asset-Backed Senior Notes Series A-1
5.125% 6/1/47	1,000,000	723,390
5.75% 6/1/47	12,180,000	9,765,925
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,955,000	3,228,869
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28	6,000,000	6,897,060
6.25% 6/1/24	6,810,000	7,666,017
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project)
6.00% 12/1/26	2,500,000	2,678,500
Indianapolis, Indiana Airport Authority Revenue Special Facilities
(Federal Express Corp. Project)
5.10% 1/15/17 (AMT)	2,750,000	3,128,840
Series 1998 5.50% 5/1/29 (AMT)	2,000,000	2,001,080
Maryland Economic Development Corporation Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	3,375,000	3,592,215
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	1,915,000	2,242,963
6.50% 11/1/39	3,915,000	4,853,582
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines, Inc. Project) 6.25% 9/15/29 (AMT)	2,000,000	2,008,080
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.75% 8/1/31 (AMT)	2,000,000	2,058,380
New York State Liberty Development Corporation Revenue (Second Priority - Bank of
America Tower) Class 3 6.375% 7/15/49	1,000,000	1,127,350
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(AK Steel Holding) Series A 6.75% 6/1/24 (AMT)	1,500,000	1,582,575
(First Energy Generation) Series A 5.70% 8/1/20	4,750,000	5,493,755
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	6,340,000	7,416,215
Rockport, Indiana Revenue (AK Steel Holding) 7.00% 6/1/28 (AMT)	1,790,000	1,899,172
Tobacco Settlement Financing Corporation, New Jersey Series 1A 5.00% 6/1/41	3,205,000	2,498,618
Valdez, Alaska Marine (BP Pipelines Project)
Series B 5.00% 1/1/21	3,455,000	4,084,777
Series C 5.00% 1/1/21	1,880,000	2,222,686
		92,818,829
Education Revenue Bonds – 11.13%
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	5,390,000	5,658,476
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	5,160,000	5,529,766
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	3,000,000	3,642,300
Delaware County, Pennsylvania Industrial Development Authority Charter School Revenue
(Chester Community Charter School) Series A 6.125% 8/15/40	1,915,000	1,643,262
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,850,000	2,516,978
Marietta, Georgia Development Authority Revenue (Life University Income Project)
7.00% 6/15/39	4,200,000	4,354,140
Massachusetts Development Finance Agency (Havard University) Series B-2 5.25% 2/1/34	5,000,000	6,019,900
Massachusetts State Health & Educational Facilities Authority Revenue
(Harvard University) Series A
5.00% 12/15/29	5,295,000	6,273,250
5.50% 11/15/36	4,515,000	5,435,699
Missouri State Health & Educational Facilities Authority Revenue
(Washington University) Series A 5.375% 3/15/39	5,000,000	5,786,100
New Jersey Economic Development Authority Revenue (Provident Group - Montclair
University) 5.875% 6/1/42	4,285,000	4,710,372
New Jersey State Educational Facilities Authority Revenue (University of Medicine &
Dentistry) Series B 7.50% 12/1/32	1,435,000	1,783,102
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/31	1,500,000	1,662,600

North Texas Education Finance Corporation (Uplift Education) Series A 5.125% 12/1/42	3,000,000	3,120,240
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	6,000,000	6,246,600
Private Colleges & Universities Authority, Georgia Revenue (Mercer University)
Series A 5.00% 10/1/32	1,360,000	1,428,204
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project)
5.50% 6/15/37	1,665,000	1,445,686
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	1,500,000	1,698,900
St. Louis, Missouri Industrial Development Authority Revenue
(Confluence Academy Project) Series A
5.25% 6/15/25	1,150,000	1,080,644
5.35% 6/15/32	2,300,000	2,092,080
		72,128,299
Electric Revenue Bonds – 2.74%
California State Department of Water Resources Series L 5.00% 5/1/20	5,000,000	6,267,300
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	4,620,000	4,676,410
Series PP 5.00% 7/1/25 (NATL-RE) (FGIC)	1,000,000	1,051,150
Series WW 5.50% 7/1/38	2,100,000	2,212,308
Series XX 5.75% 7/1/36	3,245,000	3,566,774
		17,773,942
Healthcare Revenue Bonds – 11.16%
Brevard County, Florida Health Facilities Authority Health Care Facilities Revenue
(Heath First Inc. Project) 7.00% 4/1/39	1,610,000	1,977,756
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project)
7.125% 7/1/29	2,500,000	2,963,250
California Statewide Communities Development Authority Revenue
(Kaiser Permanente) Series A 5.00% 4/1/42	5,375,000	5,824,080
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities
Revenue Unrefunded Balance (St. Francis Medical Center) Series A 5.50% 6/1/32	1,000,000	1,018,840
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing (St. Clarence -
Geac) Series A 6.25% 5/1/38	1,500,000	1,374,525
Colorado Health Facilities Authority Revenue (Evangelical Lutheran) Series A 5.25% 6/1/34	4,275,000	4,353,275
Fairfax County, Virginia Industrial Development Authority Revenue (Inova Health Services)
Series A 5.50% 5/15/35	2,500,000	2,821,900
Gainesville & Hall County, Georgia Development Authority Revenue Senior Living Facilities
(Lanier Village Estates Project) Series C 7.25% 11/15/29	1,000,000	1,002,230
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	3,000,000	3,368,640
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project)
5.625% 1/1/28	2,000,000	2,044,580
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41	3,000,000	3,222,840
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)
6.50% 5/15/37	2,190,000	2,526,450
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	4,181,287
Martin County, Florida Health Facilities Authority Revenue (Martin Memorial Medical Center)
5.50% 11/15/42	2,500,000	2,654,150
Michigan State Hospital Finance Authority Revenue (Ascension Health Credit Group)
Series B 5.25% 11/15/26	3,500,000	3,654,910
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care) 6.00% 2/1/21	3,075,000	3,128,382
New York State Dormitory Authority Revenue Non State Supported Debt
(North Shore LI Jewish Health System) Series A 5.50% 5/1/37	3,000,000	3,370,560
(Orange Regional Medical Center)
6.25% 12/1/37	2,250,000	2,421,225
6.50% 12/1/21	2,745,000	3,122,630
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	1,643,448
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	3,260,000	3,297,360
Ohio State Higher Educational Facility Community Revenue (Cleveland Clinic Health System
Obligation Group) Series A 5.25% 1/1/33	2,000,000	2,194,660
^Oregon Health & Science University Revenue (Capital Appreciation Insured)
Series A 5.75% 7/1/21 (NATL-RE)	2,000,000	1,487,620
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Hospital
Revenue (Temple University Health System) Series A 5.50% 7/1/30	2,700,000	2,764,071
Rochester, Minnesota Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	1,310,000	1,320,166
Tempe, Arizona Industrial Development Authority Revenue (Friendship Village)
Series A 6.25% 12/1/46	1,000,000	1,047,010
West Virginia Hospital Finance Authority Revenue (Highland Hospital
Obligation Group) 9.125% 10/1/41	3,000,000	3,551,610
		72,337,455
Housing Revenue Bonds – 0.91%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45	4,750,000	5,168,665
Orange County, Florida Housing Finance Authority Homeowner Revenue
Series B 5.25% 3/1/33 (GNMA) (FNMA) (AMT)	80,000	80,208
Oregon Health, Housing, Educational, & Cultural Facilities Authority Revenue
(Pier Park Project) Series A 6.05% 4/1/18 (GNMA) (AMT)	650,000	651,599
		5,900,472

Lease Revenue Bonds – 10.24%
California Statewide Communities Development Authority Revenue (Inland Regional Center
Project) 5.25% 12/1/27	1,000,000	1,024,930
Capital Area, Texas Cultural Education Facilities Finance Corporation Revenue (Roman
Catholic Diocese) Series B 6.125% 4/1/45	2,045,000	2,225,594
Capital Trust Agency Florida Revenue
(Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32 (AMT)	4,750,000	4,435,360
(Orlando/Cargo Acquisition Project) 6.75% 1/1/32 (AMT)	2,395,000	2,262,221
Grapevine, Texas Industrial Development Corporate Revenue
(Air Cargo) 6.50% 1/1/24 (AMT)	850,000	850,340
Houston, Texas Industrial Development Corporate Revenue (Air Cargo)
6.375% 1/1/23 (AMT)	1,855,000	1,855,705
Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	10,250,000	11,821,735
Missouri State Development Finance Board Infrastructure Facilities Revenue
(Branson Landing Project) Series A
5.25% 12/1/19	1,435,000	1,508,644
5.625% 12/1/28	2,365,000	2,448,981
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	6,000,000	7,182,960
Series GG 5.75% 9/1/23	1,000,000	1,236,410
New York City, New York Industrial Development Agency Revenue
(Queens Baseball Stadium) 5.00% 1/1/46 (AMBAC)	1,000,000	991,910
New York State Liberty Development Corporation Revenue (World Trade Center Project)
Class 1 5.00% 9/15/40	2,140,000	2,420,105
Class 2 5.00% 9/15/43	3,860,000	4,207,477
5.75% 11/15/51	16,490,000	19,002,581
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series F 5.25% 7/1/25	930,000	1,010,380
^St. Louis, Missouri Industrial Development Authority Leasehold Revenue (Convention Center
Hotel) 5.80% 7/15/20 (AMBAC)	3,035,000	1,919,486
		66,404,819
Local General Obligation Bonds – 3.10%
Georgetown, Texas Independent School District (School Building)
5.00% 8/15/24 (PSF)	1,430,000	1,723,107
5.00% 8/15/26 (PSF)	1,000,000	1,190,030
New York City, New York
Series A 5.00% 8/1/19	2,690,000	3,296,891
Series I-1 5.375% 4/1/36	5,000,000	5,720,250
Subseries D-1 5.00% 10/1/36	6,500,000	7,344,935
Wake County, North Carolina Refunding Series C 5.00% 3/1/22	635,000	819,823
		20,095,036
§Pre-Refunded/Escrowed to Maturity Bonds – 7.35%
Boerne, Texas Independent School District Building 5.25% 2/1/27-13 (PSF)	4,000,000	4,134,840
California Statewide Communities Development Authority Revenue
(East Campus Apartments, LLC) Series A 5.625% 8/1/34-12 (ACA)	3,400,000	3,430,736
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities
Revenue (Southeast Missouri Hospital) 5.25% 6/1/16 (NATL-RE)	310,000	338,858
Delaware Transportation Authority Revenue 5.00% 7/1/22-15	4,345,000	4,951,823
^Greene County, Missouri Single Family Mortgage Revenue Municipal Multiplier
(Private Mortgage Insurance) 11.75% 3/1/16	1,225,000	1,184,085
Michigan State Hospital Finance Authority Revenue (Trinity Health Credit)
Series C 5.375% 12/1/30	4,120,000	4,226,584
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	1,935,000	2,144,115
New York City, New York Municipal Water Finance Authority Revenue
Series A 5.25% 6/15/34-12	3,705,000	3,712,336
Oklahoma State Turnpike Authority Revenue (First Senior) 6.00% 1/1/22	13,535,000	18,568,126
Powell, Ohio 5.50% 12/1/32-12 (NATL-RE) (FGIC)	2,000,000	2,053,180
Virgin Islands Public Finance Authority Revenue Series A 7.30% 10/1/18	1,825,000	2,227,832
Wisconsin Housing & Economic Developing Authority Revenue 6.10% 6/1/21-17 (FHA)	550,000	643,819
		47,616,334
Special Tax Revenue Bonds – 17.28%
Brooklyn Arena Local Development Corporation, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40	1,500,000	1,685,190
6.50% 7/15/30	8,230,000	9,491,001
California State Economic Recovery Series A 5.25% 7/1/21	3,130,000	3,806,737
California Statewide Communities Development Authority Revenue (Inland Regional Center
Project) 5.375% 12/1/37	3,220,000	3,254,325
Denver, Colorado Convention Center Hotel Authority Revenue
Senior 5.00% 12/1/35 (SGI)	1,305,000	1,330,304
Florida Enterprise Community Development District Special Assessment
6.10% 5/1/16 (NATL-RE)	490,000	492,083
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	2,500,000	2,688,025
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	2,305,000	1,254,197
Hollywood, Florida Community Redevelopment Agency Revenue
(Beach CRA) 5.625% 3/1/24	1,200,000	1,246,524
Jacksonville, Florida Excise Taxes Revenue Series B 5.00% 10/1/26 (AMBAC)	1,000,000	1,012,640
Lammersville, California School District Community Facilities District #2002
(Mountain House) 5.125% 9/1/35	4,125,000	4,034,209

Missouri State Environmental Improvement & Energy Water Pollution Control Revenue
(State Revolving Fund Project) Series A 6.05% 7/1/16 (AGM)	705,000	708,208
Missouri State Highways & Transportation Commission State Road Revenue
Series B 5.00% 5/1/24	9,000,000	10,258,200
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,399,253
New Jersey Economic Development Authority Revenue
5.00% 6/15/25	3,000,000	3,325,050
5.00% 6/15/26	2,000,000	2,198,200
New Jersey Transportation Trust Fund Authority Revenue Series B 5.50% 6/15/31	10,000,000	11,702,899
New York City, New York Industrial Development Agency (Yankee Stadium)
7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,191,820
New York City, New York Transitional Finance Authority Future Tax Secured
Fiscal 2011 Series D 5.00% 2/1/26	3,000,000	3,556,410
Series C 5.25% 11/1/25	6,000,000	7,291,500
Series D 5.00% 2/1/31	4,875,000	4,992,926
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	1,000,000	1,096,330
New York State Dormitory Authority State Personal Income Tax Revenue
Series B 5.25% 3/15/38	6,000,000	6,849,060
Puerto Rico Sales Tax Financing Corporation Tax Revenue
^(Convertible Capital Appreciation) Series A 6.75% 8/1/32	3,890,000	3,996,936
Series A 5.75% 8/1/37	5,000,000	5,555,050
Series C 5.00% 8/1/40	6,000,000	6,411,180
Series C 6.00% 8/1/39	2,250,000	2,571,683
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1-Bay
Meadows) 6.00% 9/1/42	1,000,000	1,071,890
Tampa, Florida Sports Authority Revenue Sales Tax (Tampa Bay Arena Project)
5.75% 10/1/20 (NATL-RE)	1,000,000	1,113,700
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	4,970,000	3,432,232
		112,017,762
State General Obligation Bonds – 7.41%
California State 5.25% 11/1/40	3,795,000	4,238,787
California State Various Purposes
5.00% 9/1/41	6,250,000	6,716,375
6.00% 4/1/38	4,060,000	4,740,375
6.50% 4/1/33	2,570,000	3,129,875
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	2,695,000	2,942,778
5.00% 6/15/29	2,050,000	2,229,601
North Carolina State Public Improvement Series A 5.00% 5/1/20	10,585,000	13,444,643
North Carolina State Refunding Series C 5.00% 5/1/22	2,950,000	3,816,828
Puerto Rico Commonwealth Public Improvement
(Unrefunded Balance) Series A 5.125% 7/1/31	4,415,000	4,429,305
Refunding Series A 5.00% 7/1/41	1,800,000	1,806,300
Series A 5.25% 7/1/23	500,000	521,360
		48,016,227
Transportation Revenue Bonds – 9.32%
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	5,160,000	5,795,660
Maryland State Economic Development Corporation Revenue (Transportation Facilities
Project) Series A 5.75% 6/1/35	5,075,000	5,474,301
New York State Thruway Authority General Revenue Series H 5.00% 1/1/19 (NATL-RE)	6,240,000	7,366,944
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/24	3,345,000	4,000,587
•Series E-3 5.75% 1/1/38	2,000,000	2,319,360
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien
Series A 5.00% 7/1/26	1,800,000	2,022,300
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	4,735,000	5,268,871
6.50% 12/1/28	5,500,000	5,937,470
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	5,995,000	7,015,529
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	6,814,909
7.50% 6/30/33	1,560,000	1,931,436
(Mobility Partners) 6.875% 12/31/39	5,500,000	6,458,485
		60,405,852
Water & Sewer Revenue Bonds – 3.79%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	5,500,000	6,547,585
Chicago, Illinois Water Works Revenue 5.00% 11/1/42	1,000,000	1,119,300
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	4,000,000	4,834,560
Fiscal 2012 Series BB 5.25% 6/15/44	5,395,000	6,166,755
San Francisco, California City & County Public Utilities Commission Water Revenue
Series F 5.00% 11/1/27	5,000,000	5,925,450
		24,593,650
Total Municipal Bonds (cost $579,933,605)		640,108,677

Short-Term Investments – 0.27%
¤Variable Rate Demand Notes – 0.27%
Brooklyn Center, Minnesota Revenue Refunding (Brookdale Corp. II Project) 0.22% 12/1/14
(LOC – U.S. Bank)	100,000	100,000
Erie County, Pennsylvania Hospital Authority Revenue (Hamot Health Foundation) 0.17% 5/15/20
(LOC – PNC Bank)	1,350,000	1,350,000
Idaho State University Foundation Income Revenue (L.E. & Thelma Stephens Project) 0.18% 5/1/21
(LOC – Wells Fargo Bank)	320,000	320,000
Total Short-Term Investments (cost $1,770,000)		1,770,000

Total Value of Securities – 99.02%
(cost $581,703,605)		641,878,677
Receivables and Other Assets Net of Liabilities – 0.98%		6,323,554
Net Assets Applicable to 53,648,761 Shares Outstanding – 100.00%		$648,202,231

§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association collateral
GNMA – Government National Mortgage Association collateral
NATL-RE – Insured by National Public Finance Guarantee Corporation
PSF – Insured by the Permanent School Fund
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued using the evaluated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$581,892,260
Aggregate unrealized appreciation	$62,727,356
Aggregate unrealized depreciation	(2,740,939)
Net unrealized appreciation	$59,986,417

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $3,756,823 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $3,756,823 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$640,108,677
Short-Term Investments	1,770,000
Total	$641,878,677

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 8.96% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2012, the Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 12.61% and 21.63%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free USA Intermediate Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 99.81%
Corporate Revenue Bonds – 11.93%
Alabama 21st Century Authority Revenue Series A
5.00% 6/1/19	$365,000	$435,434
5.00% 6/1/20	1,905,000	2,280,895
5.00% 6/1/21	2,735,000	3,290,588
Allegheny County, Pennsylvania Industrial Development Authority Revenue (Environmental
Improvement - U.S. Steel Corp. Project) 6.50% 5/1/17	2,305,000	2,546,818
Apache County, Arizona Industrial Development Authority Revenue (Tucson Electric Power Co.)
Series A 4.50% 3/1/30	2,850,000	2,914,467
•Chesapeake, Virginia Economic Development Authority Pollution Control Revenue
(Electric & Power Co. Project) Series A 3.60% 2/1/32	1,150,000	1,171,597
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	1,672,021
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,750,000	3,004,870
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	8,327,581
6.25% 6/1/24	7,500,000	8,442,749
Indianapolis, Indiana Airport Authority Revenue Special Facilities (Federal Express Corp. Project)
5.10% 1/15/17 (AMT)	750,000	853,320
Iowa Finance Authority Pollution Control Facilities Revenue (Interstate Power) 5.00% 7/1/14 (FGIC)	2,000,000	2,159,340
•Maricopa County, Arizona Corporation Pollution Control Revenue (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43	6,000,000	6,600,900
Maryland Economic Development Corporation Pollution Control Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	2,050,000	2,181,938
(Potomac Electric Project) 6.20% 9/1/22	1,780,000	2,172,063
Michigan State Strategic Fund Limited Obligation Revenue (Dow Chemical Project)
Series B-2 6.25% 6/1/14	4,500,000	4,949,640
•Mobile, Alabama Industrial Development Board Pollution Control Revenue (Alabama Power Co.)
Series B 4.875% 6/1/34	1,625,000	1,679,031
New Jersey Economic Development Authority Special Facilities Revenue (Continental
Airlines, Inc. Project) 6.625% 9/15/12 (AMT)	4,000,000	4,048,640
Ohio State Air Quality Development Authority Revenue Environmental Improvement (First Energy)
Series A	2,225,000	2,372,406
5.70% 2/1/14
5.70% 8/1/20	4,320,000	4,996,426
Series C 5.625% 6/1/18	2,370,000	2,736,426
•Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Shipping Port) Series A 3.375% 12/1/40	5,000,000	5,162,800
Salt Verde, Arizona Financial Corporation Senior Gas Revenue 5.25% 12/1/24	3,050,000	3,317,180
St. Charles Parish, Louisiana Revenue (Valero Energy Corp.) 4.00% 12/1/40	4,880,000	5,005,416
Tobacco Securitization Authority, Minnesota Tobacco Settlement Revenue Series B
5.00% 3/1/21	3,415,000	3,972,430
5.00% 3/1/22	2,935,000	3,414,168
5.25% 3/1/31	2,480,000	2,767,358
Tobacco Settlement Financing Corporation, New Jersey Revenue Series 1A 4.50% 6/1/23	4,200,000	3,956,064
Valdez, Alaska Marine (BP Pipelines Project) Series B 5.00% 1/1/21	6,675,000	7,891,719
		104,324,285

Education Revenue Bonds – 7.17%
Boise, Idaho State University Revenue (General Project) Series A 4.00% 4/1/19	1,000,000	1,159,880
California Municipal Finance Authority Educational Revenue (American Heritage Education Foundation Project)
Series A 5.25% 6/1/26	1,000,000	982,510
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	3,150,000	3,514,424
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue (CDFI Phase I, LLC Project)
Series B 5.50% 10/1/20	885,000	943,339
Clifton, Texas Higher Education Finance Corporation Revenue (Uplift Education) Series A 6.00% 12/1/30	1,100,000	1,247,884
Connecticut State Health & Educational Facilities Authority Revenue (Yale University) Series A-1 5.00% 7/1/25	5,000,000	6,070,500
Delaware County, Pennsylvania Industrial Development Authority Revenue
(Chester Community Charter School) Series A 5.25% 8/15/30	2,995,000	2,428,136
Grand Traverse, Michigan Public School Academy Revenue 5.00% 11/1/36	1,000,000	834,630
Marietta, Georgia Development Authority Revenue (Life University Income Project) 6.25% 6/15/20	1,080,000	1,116,072
Massachusetts State Development Finance Agency Revenue (Harvard University) Series B-1 5.25% 10/15/29	1,670,000	2,048,172
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institution Technology) Series M 5.25% 7/1/20	3,000,000	3,893,100
Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue
(Belmont University Project)
5.00% 11/1/27	660,000	710,695
5.00% 11/1/28	550,000	589,886
5.00% 11/1/30	600,000	639,642
Nassau County, New York Industrial Development Agency Civic Facility Revenue (New York
Institute of Technology Project) Series A 4.75% 3/1/26	1,710,000	1,853,794
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/21	3,025,000	3,639,559
5.00% 7/1/31	1,000,000	1,108,400
New York State Dormitory Authority
(Brooklyn Law School) Series A 5.50% 7/1/18 (RADIAN)	1,000,000	1,041,430
(Non State Supported Debt - Rockefeller University) Series A 5.00% 7/1/27	1,055,000	1,227,450
(Non State Supported Debt - St. Joseph's College) 5.25% 7/1/25	1,000,000	1,078,160
Ohio State Higher Educational Facility Revenue (John Carroll University) 5.50% 11/15/18	335,000	351,690
Ohio State University General Receipts Revenue Series B 5.25% 6/1/21	180,000	188,041
Pennsylvania State Higher Educational Facilities Authority Revenue (Drexel University)
Series A 5.25% 5/1/25	5,290,000	6,160,574
Private Colleges & Universities Authority, Georgia Revenue (Mercer University Project)
Series A 5.25% 10/1/27	2,020,000	2,188,751
Series C
5.25% 10/1/23	600,000	674,292
5.25% 10/1/27	2,100,000	2,290,554
Troy, New York Capital Resource Corporation Revenue (Rensselaer Polytechnic)
Series B 5.00% 9/1/18	2,500,000	2,882,125
University of California Series A 5.125% 5/15/20 (AMBAC)	210,000	219,362
University of Minnesota Series A 5.00% 12/1/17	5,040,000	6,136,451
University of North Carolina at Chapel Hill 5.00% 12/1/31	3,490,000	3,986,802
University of Oklahoma Research Facilities Revenue 5.00% 3/1/23 (AMBAC)	1,065,000	1,083,520
University of Virginia General Revenue Series B
5.00% 6/1/20	205,000	213,186
5.00% 6/1/21	205,000	213,018
		62,716,029
Electric Revenue Bonds – 3.10%
California State Department Water Resources Power Supply Revenue
Series L 5.00% 5/1/19	6,000,000	7,455,780
Series N 5.00% 5/1/21	3,580,000	4,507,005
Indiana Finance Authority Revenue (Ohio Valley Electric Corp. Project) Series A 5.00% 6/1/32	2,500,000	2,509,675
Metropolitan Government Nashville & Davidson County, Tennessee Electric Revenue
Series B 5.50% 5/15/14	1,000,000	1,099,820
Rochester, Minnesota Electric Utilities Revenue Series C 5.00% 12/1/18 (NATL-RE)	2,000,000	2,316,260
Salt River, Arizona Project Agricultural Improvement & Power District Series A 5.00% 12/1/28	7,735,000	9,263,591
		27,152,131

Healthcare Revenue Bonds – 8.68%
Allegheny County, Pennsylvania Municipal Development Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 9/1/14	4,000,000	4,384,280
Berks County, Pennsylvania Hospital Authority Revenue (Reading Hospital & Medical Center Project)
Series A-3 5.25% 11/1/24	4,405,000	5,035,928
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	2,250,000	2,666,925
California Health Facilities Financing Authority Revenue (Scripps Health) Series A 5.00% 11/15/32	4,250,000	4,775,768
California Statewide Communities Development Authority Revenue (Kaiser Permanente)
Series A 5.00% 4/1/19	5,325,000	6,362,948
Cleveland-Cuyahoga County, Ohio Port Authority Revenue (Saint Clarence - Geac)
Series A 6.125% 5/1/26	715,000	671,964
Dauphin County, Pennsylvania General Authority Health System Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/29	3,400,000	3,839,280
Laramie County, Wyoming Hospital Revenue (Cheyenne Regional Medical Center Project)
5.00% 5/1/23	1,000,000	1,142,400
5.00% 5/1/25	1,175,000	1,326,152
•Maryland State Health & Higher Education Facilities Authority Revenue (John Hopkins Health Systems)
5.00% 5/15/46	790,000	824,594
Minneapolis, Minnesota Health Care System Revenue (Fairview Health) Series A 6.375% 11/15/23	3,710,000	4,471,478
Minneapolis, Minnesota Revenue (National Marrow Donor Program Project)
5.00% 8/1/16	4,720,000	5,163,066
5.00% 8/1/18	2,500,000	2,774,725
New York State Dormitory Authority Revenue Non State Supported Debt
(Memorial Sloan-Kettering Cancer Center) Series 1	1,600,000	1,838,768
4.00% 7/1/21
5.00% 7/1/21	570,000	705,506
5.00% 7/1/24	2,595,000	3,125,133
(North Shore LI Jewish) Series A 5.00% 5/1/23	4,000,000	4,641,760
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,275,140
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	780,000	788,939
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group) Series A	2,000,000	2,333,540
5.00% 1/1/17
5.00% 1/1/18	1,000,000	1,190,020
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	670,000	757,904
•Rochester, Minnesota Health Care Facilities Revenue (Mayo Clinic)
Series A 4.00% 11/15/30	3,800,000	4,377,638
Series C 4.50% 11/15/38	2,540,000	3,055,239
St. Louis Park, Minnesota Health Care Facilities Revenue (Nicollet Health Services)
Series C 5.50% 7/1/18	4,240,000	5,007,355
St. Mary Hospital Authority, Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,302,108
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,043,910
		75,882,468
Housing Revenue Bond – 0.54%
Puerto Rico Housing Finance Authority Subordinate (Capital Fund Modernization) 5.50% 12/1/16	4,120,000	4,725,352
		4,725,352
Lease Revenue Bonds – 4.66%
California Statewide Communities Development Authority Revenue (Inland Regional Center Project)
5.25% 12/1/27	3,645,000	3,735,870
Capital Trust Agency Florida Revenue (Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32 (AMT)	1,750,000	1,634,080
Commonwealth of Pennsylvania (Department of Corrections) Series A 4.00% 10/1/24	3,910,000	4,152,381
Golden State, California Tobacco Securitization Corporation Settlement Revenue Refunding
Asset-Backed Series A	1,170,000	1,170,573
5.00% 6/1/18
5.00% 6/1/21 (AMBAC)	1,000,000	1,001,050
Idaho Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,376,156

Los Angeles County, California Revenue (Disney Concert Hall Package)
5.00% 3/1/22	375,000	443,160
5.00% 9/1/22	1,100,000	1,303,302
5.00% 3/1/23	2,395,000	2,818,292
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	6,875,000	8,230,475
New York State Dormitory Authority Revenue (Third General Resolution - State University Educational Facilities)
Series A 5.00% 5/15/23	2,170,000	2,698,699
New York State Municipal Bond Bank Agency Special School Purpose Revenue Series C 5.25% 6/1/22	1,000,000	1,046,000
Tobacco Settlement Financing New York Revenue (Asset-Backed) Series B 5.00% 6/1/18	1,000,000	1,202,970
Virginia Commonwealth Transportation Board Transportation Revenue (U.S. Route 58 Corridor Development)
Series B 4.75% 5/15/21	7,460,000	7,961,760
		40,774,768
Local General Obligation Bonds – 7.86%
Chicago, Illinois Board of Education Refunding Dedicated Revenue Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,918,390
Chicago, Illinois Modern Schools Across Chicago Series J 5.00% 12/1/23 (AMBAC)	2,865,000	3,215,676
Conroe, Texas Independent School District 5.00% 2/15/25 (PSF)	3,865,000	4,589,185
Dallas, Texas 5.125% 2/15/15	3,000,000	3,374,820
Fairfax County, Virginia Refunding & Public Improvement Series A
5.00% 4/1/17	4,000,000	4,807,520
5.00% 4/1/20	10,000,000	11,975,500
5.25% 4/1/14	3,500,000	3,817,870
Henrico County, Virginia Refunding Public Improvement 5.00% 7/15/19	4,000,000	5,047,040
Houston, Texas Refunding & Public Improvement Series A
5.00% 3/1/15	3,480,000	3,906,335
5.25% 3/1/28	5,000,000	5,719,000
Lansing, Michigan Community College (College Building & Site) 5.00% 5/1/21 (NATL-RE)	1,325,000	1,377,947
Los Angeles, California Unified School District (Election 2004) Series G 5.00% 7/1/13 (AMBAC)	2,000,000	2,103,720
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	4,120,305
Series G 5.25% 8/1/15	1,000,000	1,078,170
Series I 5.00% 8/1/21	1,000,000	1,090,030
Series J 5.50% 6/1/23	15,000	15,720
Subseries D-1 5.00% 10/1/30	4,000,000	4,638,040
Wake County, North Carolina Refunding Series C 5.00% 3/1/22	3,085,000	3,982,920
		68,778,188
§Pre-Refunded/Escrowed to Maturity Bonds – 5.11%
Benton & Linn Counties, Oregon School District #509J 5.00% 6/1/21-13 (AGM)	1,000,000	1,047,360
California State 5.25% 11/1/17-13	785,000	840,374
California State Economic Recovery Series A 5.25% 7/1/14	225,000	248,337
Casa Grande, Arizona Tax Revenue 5.00% 4/1/22-14 (AMBAC)	1,600,000	1,728,000
Cuyahoga County, Ohio Revenue
Pre-Refunded (Cleveland Clinic Health) Series A 6.00% 1/1/21-13	510,000	541,620
Unrefunded (Cleveland Clinic Health) Series A 6.00% 1/1/21-13	490,000	520,380
Delaware Transportation Authority Revenue Senior 5.00% 7/1/18-15 (NATL-RE) (FGIC)	3,800,000	4,330,709
Duluth, Minnesota Economic Development Authority Health Care Facilities Revenue
(Benedictine Health System - St. Mary's Hospital)
5.25% 2/15/28-14	1,000,000	1,081,540
5.25% 2/15/33-14	3,000,000	3,244,620
5.50% 2/15/23-14	1,000,000	1,085,790
Hampton, Virginia Convention Center Revenue 5.25% 1/15/23-13 (AMBAC)	1,000,000	1,031,500
Lancaster County, Pennsylvania Hospital Authority Revenue (Lancaster General Hospital Project)
5.75% 3/15/21-13	1,000,000	1,066,930
Los Angeles, California Unified School District (Election 1997) Series F 5.00% 7/1/21-13 (FGIC)	2,880,000	3,027,427
Lunenburg County, Virginia Series B 5.25% 2/1/29-13 (NATL-RE)	715,000	746,288
Miami-Dade County, Florida Educational Facilities Authority Revenue (University of Miami)
Series A 5.00% 4/1/34-14 (AMBAC)	3,500,000	3,793,440
Michigan State Higher Education Facilities Authority Revenue Limited Obligation (Kalamazoo College Project)
5.50% 12/1/19-12	500,000	513,320
Michigan State Hospital Finance Authority Revenue (Oakwood Obligation Group) 5.50% 11/1/14-13	2,230,000	2,392,322
Middlesex County, New Jersey Improvement Authority Revenue (County-Guaranteed Open
Space Trust Foundation) 5.25% 9/15/20-13	1,000,000	1,064,590

Minneapolis, Minnesota Health Care System Revenue (Allina Health Systems)
Series A 5.75% 11/15/32-12	750,000	768,975
Minnesota State 5.00% 6/1/14	755,000	825,102
New Jersey State Educational Facilities Authority Revenue (Georgian Court College Project)
Series C 6.50% 7/1/33-13	500,000	533,530
New York City, New York Series J 5.50% 6/1/23-13	985,000	1,037,047
North Texas Health Facilities Development Corporation Hospital Revenue (United Regional
Health Care System, Inc. Project) 6.00% 9/1/23-13	1,000,000	1,070,040
•Ohio State Higher Educational Facility Revenue Adjustable Medium Term (Kenyon College Project)
4.70% 7/1/37-13	1,000,000	1,046,270
Ohio State University General Receipts (Ohio State University) Series B 5.25% 6/1/21-13	820,000	861,279
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series J 5.50% 7/1/21-14	1,000,000	1,104,040
Puerto Rico Commonwealth Public Improvement Series A 5.25% 7/1/22-13	3,470,000	3,657,762
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	2,000,000	2,208,080
Puerto Rico Sales Tax Financing Corporation Sales Revenue Series A 6.125% 8/1/29-14	70,000	76,783
South Carolina State Public Service Authority Revenue Series A 5.125% 1/1/21-12 (AGM)	1,000,000	1,014,100
University of California Revenue Series A 5.125% 5/15/20-13 (AMBAC)	40,000	41,840
University of Virginia Revenue Series B
5.00% 6/1/20-13	1,045,000	1,094,355
5.00% 6/1/21-13	1,045,000	1,094,355
		44,738,105
Resource Recovery Revenue Bond – 0.09%
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Subordinate Colver Project) Series G 5.125% 12/1/15 (AMT)	800,000	809,136
		809,136
Special Tax Revenue Bonds – 14.13%
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.00% 9/1/16	1,200,000	1,204,464
Brooklyn Arena Local Development Corporation New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30	5,500,000	6,342,710
California State Economic Recovery Series A
5.25% 7/1/14	775,000	850,601
5.25% 7/1/21	2,740,000	3,332,415
Columbia County, Georgia Sales Tax 5.00% 4/1/16	1,265,000	1,474,294
Dallas, Texas Convention Center Hotel Development Revenue Series A
5.00% 1/1/24	3,420,000	3,813,881
5.25% 1/1/23	5,375,000	6,125,189
Guam Government Business Privilege Revenue Series B-1 5.00% 1/1/32	2,405,000	2,631,888
Guam Government Limited Obligation Revenue (Section 30) Series A
5.375% 12/1/24	1,750,000	1,875,773
5.625% 12/1/29	1,125,000	1,207,406
Louisiana State Citizens Property Insurance Corporation Assessment Revenue
Series C-2 6.75% 6/1/26 (ASSURED GTY)	6,350,000	7,611,301
Massachusetts State School Building Authority Senior Series B 5.00% 10/15/27	4,705,000	5,654,798
@Modesto, California Special Tax Community Facilities District #04-1 (Village 2) 5.15% 9/1/36	1,500,000	1,449,495
New Jersey Economic Development Authority Revenue
5.00% 6/15/20	210,000	242,999
5.00% 6/15/21	5,425,000	6,253,289
5.00% 6/15/22	1,750,000	2,016,998
5.00% 6/15/23	1,250,000	1,416,375
5.00% 6/15/26	4,100,000	4,506,310
New Jersey State Transportation Trust Fund Authority Series B 5.50% 6/15/31	10,910,000	12,767,864
New York City, New York Transitional Finance Authority Future Tax Secured
Subseries A-1 5.00% 11/1/20	2,860,000	3,598,481
New York State Local Government Assistance Corporation Refunding Subordinate Lien Series A
5.00% 4/1/17	8,615,000	10,320,253
5.00% 4/1/20	3,360,000	4,208,534
New York State Urban Development Corporation (Service Contract) Series A-1 5.00% 1/1/18	5,785,000	6,901,389

Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue
Series A 6.125% 8/1/29	2,430,000	2,610,646
Series C
5.00% 8/1/22	2,090,000	2,518,826
6.50% 8/1/35	6,500,000	7,820,605
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,000,200
@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.10% 11/1/19	250,000	250,405
Series B 5.375% 11/1/23	1,000,000	1,001,860
Virgin Islands Public Finance Authority Revenue (Senior Lien Matching Fund Loan) Series A 5.25% 10/1/22	1,785,000	1,879,123
Washington State Motor Vehicle Fuel Tax Series B 5.00% 7/1/16	4,250,000	4,992,815
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
^(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	4,970,000	3,432,232
(Sales Tax-2nd Lien-Area B) 5.00% 12/1/20	555,000	588,589
Wyoming State Loan & Investment Board Facilities Revenue 5.00% 10/1/24	1,550,000	1,669,459
		123,571,467
State General Obligation Bonds – 16.52%
California State 5.25% 11/1/17	215,000	229,676
California State Refunding
5.00% 2/1/20	4,250,000	5,104,123
5.00% 2/1/31	1,390,000	1,556,661
California State Various Purpose
5.00% 10/1/18	5,000,000	5,999,900
5.25% 9/1/28	7,750,000	8,962,564
Connecticut State Economic Recovery Series A 5.00% 1/1/16	7,700,000	8,888,879
Connecticut State Series C 5.00% 11/1/24	2,000,000	2,383,360
Georgia State Series B 5.00% 7/1/17	4,810,000	5,823,708
Illinois State Refunding Series B 5.00% 1/1/13	3,475,000	3,562,118
Maryland State & Local Facilities Loan Capital Improvement
First Series 5.00% 3/15/19	3,675,000	4,314,524
Second Series 5.00% 8/1/17	1,500,000	1,763,925
Series B 5.00% 3/1/18	1,930,000	2,370,484
Massachusetts State Consolidated Loan
Series A 5.25% 8/1/13	3,000,000	3,177,420
Series C 5.50% 11/1/15	4,090,000	4,775,525
Minnesota State 5.00% 6/1/14	145,000	158,436
Minnesota State Various Purpose Series A 5.00% 8/1/19	7,020,000	8,837,197
Mississippi State Series A 5.00% 10/1/17	4,860,000	5,870,783
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	2,050,000	2,238,477
5.00% 6/15/29	1,200,000	1,305,132
New York State Series A 5.00% 2/15/28	5,000,000	5,897,300
North Carolina State Public Improvement Series A 5.00% 3/1/15	1,200,000	1,350,288
North Carolina State Refunding
Series A
5.00% 3/1/16	3,000,000	3,495,780
5.00% 3/1/17	3,000,000	3,600,360
Series B 5.00% 4/1/15	4,000,000	4,514,840
Ohio State Series D 5.00% 9/15/14	3,500,000	3,863,545
Oregon State Series L 5.00% 5/1/26	8,000,000	9,704,879
Pennsylvania State
5.50% 2/1/13	3,200,000	3,314,432
Second Series 5.00% 7/1/20	2,300,000	2,886,730
Series A 5.00% 8/1/13	4,000,000	4,224,920
Puerto Rico Commonwealth Government Development Bank 4.75% 12/1/15 (NATL-RE)	4,765,000	4,882,076
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/16 (ASSURED GTY)	2,110,000	2,352,144
5.25% 7/1/23	1,125,000	1,173,060
5.50% 7/1/39	5,000,000	5,214,000

Virginia State
Series B 5.00% 6/1/23	2,000,000	2,381,880
Series D 5.00% 6/1/19	5,715,000	7,193,813
Washington State Various Purpose Series A 5.00% 7/1/16	1,000,000	1,174,780
		144,547,719
Transportation Revenue Bonds – 14.60%
Broward County, Florida Airport System Revenue Series O 5.375% 10/1/29	2,000,000	2,270,340
Charlotte, North Carolina Airport Revenue (Charlotte Douglas) Series A 5.00% 7/1/15	750,000	843,053
Chicago, Illinois O'Hare International Airport Revenue General-Airport-Third Lien
Series A 5.00% 1/1/25 (AGM)	3,725,000	4,096,234
Series A-2 5.75% 1/1/20 (AGM) (AMT)	1,000,000	1,056,770
Series C 5.25% 1/1/28	2,150,000	2,420,728
Cleveland, Ohio Airport System Revenue Series A 5.00% 1/1/28	1,750,000	1,896,090
Dallas-Fort Worth, Texas International Airport Revenue Series A
5.00% 11/1/22	680,000	752,182
5.00% 11/1/23	750,000	824,235
5.00% 11/1/24	400,000	434,872
Delaware Transportation Authority Series A 5.00% 7/1/17	5,475,000	6,609,091
Harris County, Texas Metropolitan Transit Authority Sales & Use Tax Revenue
Series A 5.00% 11/1/31	3,250,000	3,746,568
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,159,690
5.00% 7/1/26	3,000,000	3,458,430
Idaho Housing & Finance Association Grant Revenue (Antic Federal Highway Transportation)
Series A 5.25% 7/15/21 (ASSURED GTY)	2,760,000	3,261,299
Maryland State Economic Development Revenue (Transportation Facilities Project)
Series A 5.375% 6/1/25	2,535,000	2,687,708
Memphis-Shelby County, Tennessee Airport Authority Revenue Series D 5.00% 7/1/24	4,110,000	4,791,233
Metropolitan, New York Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	2,860,000	3,668,722
Series A 5.00% 11/15/18	2,500,000	3,000,675
Series C 5.00% 11/15/32	4,500,000	5,084,595
Metropolitan, Washington D.C. Airport Authority Systems Revenue
Series A 5.50% 10/1/19 (FGIC) (NATL-RE) (AMT)	1,000,000	1,043,840
Minneapolis - St. Paul, Minnesota Metropolitan Airports Commission Series A 5.00% 1/1/22 (AMBAC)	5,000,000	5,610,600
Missouri State Highways & Transportation Commission State Road Revenue Second Lien 5.25% 5/1/23	1,940,000	2,309,221
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/20	3,925,000	4,714,828
•Series E-3 5.75% 1/1/38	3,750,000	4,348,800
(Special Projects System) Series A 5.00% 9/1/17	1,000,000	1,192,490
Pennsylvania State Turnpike Commission Revenue Series A 5.25% 12/1/20 (AMBAC)	1,230,000	1,352,324
Phoenix, Arizona Civic Improvement Revenue (Junior Lien) Series A 5.00% 7/1/26	7,500,000	8,426,249
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.50% 12/1/28	8,300,000	8,960,181
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,645,889
(PFC/Grant) Series D 5.50% 7/1/28	2,020,000	2,267,208
San Francisco, California City & County Airports Commission
Series B 5.00% 5/1/15	4,000,000	4,485,680
Series D 5.00% 5/1/25	2,000,000	2,346,580
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.125% 7/1/24	3,780,000	4,399,655
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	4,488,113
(Mobility Partners) 7.50% 12/31/31	3,765,000	4,613,932
Texas State Transportation Commission Highway Fund Revenue (First Tier) 5.00% 4/1/18	1,700,000	2,009,553
Triborough, New York Bridge & Tunnel Authority Revenue
Series A
5.00% 11/15/17	1,720,000	2,081,338
5.00% 1/1/23	4,000,000	4,968,760
•Series B-3 5.00% 11/15/38	1,800,000	2,032,020
Virginia Commonwealth Transportation Board (Capital Projects) Series A-1 5.00% 5/15/16	2,000,000	2,337,920
		127,697,696

Water & Sewer Revenue Bonds – 5.42%
Arizona Water Infrastructure Finance Authority Revenue (Water Quality) Series A
5.00% 10/1/20	1,500,000	1,884,660
5.00% 10/1/21	2,430,000	2,900,642
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25	2,925,000	3,546,329
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,525,390
King County, Washington Sewer Revenue Refunding Series B 5.00% 1/1/14 (NATL-RE)	3,500,000	3,757,040
Massachusetts State Water Pollution Abatement Trust 5.00% 8/1/16	2,170,000	2,561,815
New York City, New York Municipal Water Finance Authority Water & Sewer System
Series B 5.00% 6/15/21 (AMBAC)	2,085,000	2,317,373
New York State Environmental Facilities Corporation Revenue
(State Clean Water & Drinking Water Revolving Foundation)
Series A 5.00% 6/15/22	1,405,000	1,688,880
Series D 5.00% 9/15/23	3,360,000	3,988,824
Series K 5.50% 6/15/15	3,500,000	4,045,545
Portland, Oregon Sewer System Revenue (First Lien) Series A 5.00% 6/15/18	4,000,000	4,901,680
San Francisco, California City & County Public Utilities Commission
Series A 5.00% 11/1/27	7,430,000	8,759,153
Series D 5.00% 11/1/16	3,000,000	3,556,890
		47,434,221
Total Municipal Bonds (cost $809,075,312)		873,151,565
Short-Term Investment – 0.02%
¤Variable Rate Demand Notes – 0.02%
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federal)
Series C-4 0.20% 6/1/37 (LOC – U.S. Bank)	200,000	200,000
Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 99.83%
(cost $809,275,312)		873,351,565
Receivables and Other Assets Net of Liabilities – 0.17%		1,466,548
Net Assets Applicable to 70,802,981 Shares Outstanding – 100.00%		$874,818,113

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
§Pre-refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $2,701,760, which represented 0.31% of the Fund’s net assets. See Note 3 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
FGIC – Insured by the Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by the National Public Finance Guarantee Corporation
PSF – Insured by the Permanent School Fund
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Intermediate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued using the elevated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$809,275,312
Aggregate unrealized appreciation	64,960,946
Aggregate unrealized depreciation	(884,693)
Net unrealized appreciation	$64,076,253

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $5,428,954 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,428,954 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$873,151,565
Short-Term Investments	200,000
Total	$873,351,565

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the end of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 6.78% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2012, the Fund invested in municipal bonds issued by the states of California and New York that constituted approximately 10.87% and 13.88%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: